SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2011

MINE SAFETY APPLIANCES COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	25-0668780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

MSA Corporate Center 1000 Cranberry Woods Drive Cranberry Township, Pennsylvania		16066
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 724-776-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 28, 2011, the Company issued a press release announcing its financial results for the quarter and year ended December 31, 2010. A copy of the press release is furnished herewith as Exhibit 99.1 to this report.

Item 9.01.	Exhibits.

Exhibit Number	Description

99.1	Mine Safety Appliances Company Press Release dated February 28, 2011, announcing financial results for the quarter and year ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINE SAFETY APPLIANCES COMPANY
(Registrant)

By	/s/ Dennis L. Zeitler
Dennis L. Zeitler
Senior Vice President - Finance

Date: February 28, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Mine Safety Appliances Company Press Release dated February 28, 2011, announcing financial results for the quarter and year ended December 31, 2010.

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